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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                             THE ENSTAR GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
                   GEORGIA                                        0-07477                                  63-0590560
(State or other jurisdiction of incorporation)           (Commission File Number)           (IRS Employer Identification Number)
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                               401 MADISON AVENUE
                           MONTGOMERY, ALABAMA 36104
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (334) 834-5483

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1 Text of Press Release of The Enstar Group, Inc. ("Enstar"), dated May 15, 2003, announcing financial results for the quarter ended March 31, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         This Form 8-K is being filed to report information pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition," as directed by the Securities and Exchange Commission in Release No. 34-47583. See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 15, 2003, Enstar issued a press release (the "Press Release") announcing its financial results for the quarter ended March 31, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 20, 2003


                        THE ENSTAR GROUP, INC.



                        By: /s/ Cheryl D. Davis
                            -------------------
                            Cheryl D. Davis
                            Chief Financial Officer, Vice President of Corporate Taxes and Secretary